UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

WRAP TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-55838	98-0551945
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WRAP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On April 13, 2022, the Board of Directors (the “Board”) of Wrap Technologies, Inc. (the “Company”) appointed TJ Kennedy to serve as the Company’s Chief Executive Officer, effective April 18, 2022 (the “Commencement Date”). Mr. Kennedy currently serves as a member of the Company’s Board, and will continue to serve in that role following his appointment as the Company’s Chief Executive Officer. Concurrently with the appointment of Mr. Kennedy, LW Varner, Jr., the Company’s Interim Chief Executive Officer resigned from this and all positions held within the Company.

Prior to his appointment, Mr. Kennedy, 50, was appointed as a director of the Company in April 2021 and served as the Chief Executive Officer, President, and member of the board of directors of Qumu, Inc. (“Qumu”) since July 2020. From January 2019 to July 2020, Mr. Kennedy served as the Chief Executive Officer and member of the board of directors of Allerio, Inc., and a director of the Public Safety Network from January 2018 to July 2020. From July 2013 to January 2018, Mr. Kennedy served as the President/Deputy Executive Director of FirstNet – First Responder Network Authority. Mr. Kennedy holds a Bachelor of Science in Health Promotion and Education from the University of Utah, and a Master's of Business Administration from Johns Hopkins University.

Except as disclosed herein, there is no arrangement or understanding between Mr. Kennedy and any other person pursuant to which he was appointed as the Company’s Chief Executive Officer. There are no family relationships between Mr. Kennedy and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer and the Company has not entered into any transactions with Mr. Kennedy that are reportable pursuant to Item 404(a) of Regulation S-X.

In connection with the appointment of Mr. Kennedy as Chief Executive Officer, the Company and Mr. Kennedy entered into an employment agreement (the “Kennedy Employment Agreement”). Pursuant to the Kennedy Employment Agreement, unless earlier terminated pursuant to the terms therein, Mr. Kennedy will serve as the Company’s Chief Executive Officer for an initial term of two years from the effective date of his appointment. On the second anniversary of such effective date of appointment (if Mr. Kennedy’s employment has not been earlier terminated or a written notice of non-renewal has not been provided in the time provided to do so), and on each subsequent anniversary thereafter, the Kennedy Employment Agreement will automatically renew and extend for a period of 12 months, unless otherwise terminated in accordance with its terms. As compensation for Mr. Kennedy’s services to the Company, the Kennedy Employment Agreement entitles Mr. Kennedy to the following cash payments: (i) an annualized base salary of $415,000 (the “Base Salary”); (ii) eligibility for a discretionary cash bonus, with a target amount initially set at 75% of the Base Salary, but with the final amount to be determined at the sole discretion of the Board (or a committee thereof); (iii) within 30 days following the effective date of his appointment, a lump sum cash payment of $50,000, subject to repayment under certain circumstances, and (iv) eligibility to participate in customary benefits offered to other executives of the Company. Following his start date as Chief Executive Officer, Mr. Kennedy will no longer receive compensation for his services on the Board.

The Kennedy Employment Agreement further provides that, subject to approval by the Board, Mr. Kennedy will, within ten business days of the Commencement Date, be granted the following awards pursuant to the Wrap Technologies, Inc., 2017 Equity Compensation Plan (the “Plan”):

●
Two awards of Restricted stock units (“RSUs”) as follows: (i) one award of RSUs with grant date fair value equal to $50,000, all of which will vest in full on the first anniversary of the Commencement Date; and (ii) a second award of RSUs with a grant date fair value equal to $675,000, which will vest in substantially equal installments on each of the first through third anniversaries of the Commencement Date, in each case, subject to Mr. Kennedy’s continued employment through the applicable vesting date. Vesting of the RSUs will accelerate upon the occurrence of certain events, as more specifically set forth in the Kennedy Employment Agreement;

●
A nonqualified option (the “Kennedy Option”) to purchase that number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), with a grant date fair value equal to $675,000, a term of ten years, and an exercise price equal to the closing price of the Company’s Common Stock, as reported on the Nasdaq Capital Market on the grant date, as defined in the Plan. The Kennedy Option will vest in substantially equal installments on each of the first through third anniversaries of the effective date of Mr. Kennedy’s employment, subject to Mr. Kennedy’s continued employment with the Company through each vesting date. Vesting of the Kennedy Option will accelerate upon the occurrence of certain events, as more specifically set forth in the Kennedy Employment Agreement;

●
A nonqualified option (the “Kennedy Performance Option”) to purchase up to that number of shares of Common Stock equal to 2.25% of the number of shares of Common Stock issued and outstanding on the Commencement Date, at an exercise price equal to the closing price of the Company’s Common Stock, as reported on the Nasdaq Capital Market on the grant date, as defined in the Plan, and a term of ten years. The Kennedy Performance Option will vest, subject to Mr. Kennedy’s continued employment with the Company through each vesting date, as follows: (a) 1/3rd of the Kennedy Performance Option will vest on the date on which the Company’s market capitalization meets or exceeds $250 million for each trading day during three consecutive months; (b) 1/3rd of the Kennedy Performance Option will vest on the date on which the Company’s market capitalization meets or exceeds $500 million for each trading day during three consecutive months; and (c) the remaining 1/3rd of the Kennedy Performance Option will vest on the date on which the Company’s market capitalization meets or exceeds $1 billion for each trading day during three consecutive months.

In the event Mr. Kennedy’s employment is terminated by either party for any reason, Mr. Kennedy will be entitled to: (i) any earned but unpaid Base Salary earned during his employment and applicable to all pay periods prior to the termination date; (ii) any unreimbursed business expenses properly incurred, so long as Mr. Kennedy makes any reimbursement request within 30 days following termination; and (iii) any employee benefits to which Mr. Kennedy may be entitled under the Company’s employee benefit plans or programs which Mr. Kennedy participates as of the date of termination of Mr. Kennedy’s employment.

If Mr. Kennedy’s employment is terminated by the Company without Cause (as defined below), or by Mr. Kennedy for Good Reason (as defined below), or upon the end of the initial two-year term or a subsequent renewal term as the result of the Company’s issuance of a notice of non-renewal, then, subject to certain conditions set forth in the Kennedy Employment Agreement (including the execution and non-revocation of a general release of claims), Mr. Kennedy will be entitled to: (i) severance payments in a total amount equal to 12 months’ worth of the Base Salary; (ii) any earned but unpaid annual bonus in respect of any completed year that has ended prior to the date of termination; and (iii) receive reimbursement, for a period of up to 12 months, for a portion of the premiums that Mr. Kennedy elects to pay for continuation coverage under the Company’s group health plans.

Appointment of President

On April 13, 2022, the Board of the Company appointed Kevin Mullins to serve as the Company’s President, effective on the Commencement Date. Mr. Mullins, 53, has served as the President and Chief Executive Officer of Intrensic, LLC since 2015, which provides digital evidence and video management software solutions for law enforcement agencies. Mr. Mullins has also served on the board of directors of SaferMobility, LLC since 2013, a provider of a campus security solution that delivers personal safety through an easy to use smartphone application that connects directly to your security or law enforcement teams. Mr. Mullins received a Bachelor of Arts in Business Administration from Virginia’s College at Wise, Virginia, and a Masters in Business Administration from the University of Virginia in Charlottesville, Virginia.

Except as disclosed herein, there is no arrangement or understanding between Mr. Mullins and any other person pursuant to which he was selected as the Company’s President. There are no family relationships between Mr. Mullins and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer and the Company has not entered into any transactions with Mr. Mullins that are reportable pursuant to Item 404(a) of Regulation S-X.

In connection with the appointment of Mr. Mullins as President, the Company and Mr. Mullins entered into an employment agreement (the “Mullins Employment Agreement”). Pursuant to the Mullins Employment Agreement, unless earlier terminated pursuant to the terms therein, Mr. Mullins will serve as the Company’s President for a term of two years from the effective date of his appointment. On the second anniversary of such effective date of appointment (if Mr. Mullins’ employment has not been earlier terminated or a written notice of non-renewal has not been provided in the time provided to do so), and on each subsequent anniversary thereafter, the Mullins Employment Agreement will automatically renew and extend for a period of 12 months, unless otherwise terminated in accordance with its terms. As compensation for Mr. Mullins’ services to the Company, the Mullins Employment Agreement entitles Mr. Mullins to the following cash payments: (i) an annualized base salary of $300,000 (the “Mullins Base Salary”) and (ii) eligibility for a discretionary cash bonus, with a target amount initial set at 75% of the Mullins Base Salary, but with the final amount to be determined at the sole discretion of the Board.

In addition, and subject to Board approval within ten business days following the Commence Date, Mr. Mullins will be granted the following equity awards, which will be awarded as an inducement for Mr. Mullins appointment as the Company’s President in accordance with Nasdaq Listing Rule 5635(c)(4) (the “Inducement Awards”). The Inducement Awards consist of:

●
RSUs with a grant date fair value equal to $506,250, which will vest in substantially equal installments on each of the first through third anniversaries of the Commencement Date, subject to Mr. Mullins’ continued employment through each of the vesting dates. Vesting of the RSUs will accelerate upon the occurrence of certain conditions, as more specifically set forth in the Mullins Employment Agreement;

●
A nonqualified option (the “Mullins Option”) to purchase up to that number of shares of Common Stock with a grant date fair market value of $506,250, a term of ten years, and an exercise price equal to the closing price of the Company’s Common Stock, as reported on the Nasdaq Capital Market, on the grant date, as defined in the Plan. The Mullins Option will vest in substantially equal installments on each of the first through third anniversaries of the effective date of Mr. Mullins’ employment, subject to Mr. Mullins’ continued employment through each of the vesting dates. Vesting of the Mullins Option will accelerate upon certain events, as more specifically set forth in the Mullins Employment Agreement; and

●
A nonqualified option (the “Mullins Performance Option”) to purchase up to that number of shares of Common Stock equal to 1.69% of the number of shares of Common Stock issued and outstanding on the Commencement Date, at an exercise price equal to the closing price of the Company’s Common Stock, as reported on the Nasdaq Capital Market on the grant date, as defined in the Plan, and a term of ten years. The Mullins Performance Option will vest, subject to Mr. Mullins’ continued employment with the Company through each vesting date, as follows: (a) 1/3rd of the Mullins Performance Option will vest on the date on which the Company’s market capitalization meets or exceeds $250 million for each trading day during three consecutive months, (b) 1/3rd of the Mullins Performance Option will vest on the date on which the Company’s market capitalization meets or exceeds $500 million for each trading day during three consecutive months, and (c) the remaining 1/3rd of the Mullins Performance Option will vest on the date on which the Company’s market capitalization meets or exceeds $1 billion for each trading day during three consecutive months.

In the event Mr. Mullins’ employment is terminated by either party for any reason, Mr. Mullins will be entitled to: (i) any earned but unpaid Base Salary earned during his employment with the Company and applicable to all pay periods prior to the termination date; (ii) any unreimbursed business expenses properly incurred, so long as Mr. Mullins makes any reimbursement request within 30 days following termination; and (iii) any employee benefits to which Mr. Mullins may be entitled under the Company’s employee benefit plans or programs which Mr. Mullins participates as of the date of termination of Mr. Mullins’ employment.

If Mr. Mullins’ employment is terminated by the Company without Cause (as defined below), or by Mr. Mullins for Good Reason (as defined below), or upon the end of the initial two-year term or a subsequent renewal term as the result of the Company’s issuance of a notice of non-renewal, then, subject to certain conditions set forth in the Mullins Employment Agreement (including the execution and non-revocation of a general release of claims), Mr. Mullins will be entitled to: (i) severance payments in a total amount equal to 12 months’ worth of the Mullins Base Salary; (ii) any earned but unpaid annual bonus in respect of any completed year that has ended prior to the date of termination; and (iii) receive reimbursement, for a period of up to 12 months, for a portion of the premiums that Mr. Mullins elects to pay for continuation coverage under the Company’s group health plans.

For purposes of the Kennedy Employment Agreement and the Mullins Employment Agreement (collectively, the “Employment Agreements”): (i) “Good Reason” is defined as (A) a material diminution in either the Base Salary, or Mullins Base Salary, as applicable, not in connection with an Across-the-Company Reduction (as defined in the Employment Agreements), (B) a material diminution in the authority, duties, and responsibilities of either Mr. Kennedy or Mr. Mullins as Chief Executive Officer and President, respectively (collectively, Mr. Kennedy and Mr. Mullins are referred to herein as the “Officers”) , or (C) a material breach by the Company of any of its obligations under the respective Officer’s Employment Agreement, which shall include the failure of the Board to approve either Officer’s equity-based compensation; and (ii) “Cause” is defined as (T) either Officer’s material breach of this Agreement or any other written agreement between such Officer and the Company, including such Officer’s material breach of any representation, warranty or covenant made under any such agreement; (U) an Officer’s material breach of any policy or code of conduct established by the Company and applicable to such Officer that has been previously disclosed or made available to such officer; (V) an Officer’s violation of any law applicable to the workplace (including any law regarding anti-harassment, anti-discrimination, or anti-retaliation); (W) an Officer’s breach of fiduciary duty, fraud, theft or embezzlement; (X) the willful misconduct or gross negligence of an Officer which is, or reasonably could be expected to be, materially injurious to the Company; (Y) the commission by an Officer of, or conviction or indictment of an Officer for, or plea of nolo contendere by an Officer to, any felony (or state law equivalent) or any crime involving moral turpitude or that could otherwise be injurious to the Company (including by being harmful to the Company’s reputation); or (Z) an Officer’s willful failure or refusal, other than due to Disability (as defined in each respective Employment Agreement), to perform an Officer’s obligations pursuant to the respective Employment Agreement or to follow any lawful directive from the Board; provided, however, that if an Officer’s actions or omissions as set forth in this (T), (U), or (Z), are of such a nature that the Board (sitting without such Officer, if applicable) determines that they are curable by such Officer, such actions or omissions must remain uncured ten (10) days after the Board first provided such Officer written notice of the obligation to cure such actions or omissions.

The foregoing descriptions of the Employment Agreements do not purport to be complete and are qualified in their entirety by the full text of the Kennedy Employment Agreement and the Mullins Employment Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 8.01 Other Events.

On April 18, 2022, the Company issued a press release announcing the appointment of Messrs. Kennedy and Mullins. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement between Wrap Technologies, Inc. and TJ Kennedy, dated April 13, 2022.
10.2	Employment Agreement between Wrap Technologies, Inc. and Kevin Mullins, dated April 13, 2022.
99.1	Press Release dated April 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRAP TECHNOLOGIES, INC.

Date: April 19, 2022	By:	/s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Employment Agreement between Wrap Technologies, Inc. and TJ Kennedy, dated April 13, 2022.
10.2	Employment Agreement between Wrap Technologies, Inc. and Kevin Mullins, dated April 13, 2022.
99.1	Press Release dated April 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)